UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 7, 2017
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 1 - Registrant's Business and Operations

Item 1.01       Entry into a Material Definitive Agreement.

On August 7, 2017, Uranium Energy Corp. (the "Company") entered into an amending agreement (the "Amendment") with Bayswater Holdings Inc. ("BHI"), Pacific Road Resources Reno Creek Cayco 1 Ltd. ("Cayco 1"), Pacific Road Resources Reno Creek Cayco 2 Ltd. ("Cayco 2"), Pacific Road Resources Reno Creek Cayco 3 Ltd. ("Cayco 3"), Pacific Road Resources Reno Creek Cayco 4 Ltd. ("Cayco 4") and Reno Creek Unit Trust ("RCUT", and together with Cayco 1, Cayco 2, Cayco 3 and Cayco 4, the "Pacific Road Funds") whereby the share purchase agreement (the "SPA") between the Company, Pacific Road Capital A Pty Ltd., as trustee for Pacific Road Resources Fund A, a trust governed by the laws of Australia ("Fund A"), Pacific Road Capital B Pty Ltd., as trustee for Pacific Road Resources Fund B, a trust governed by the laws of Australia ("Fund B"), and Pacific Road Holdings S.à.r.l., a company governed by the laws of Luxembourg ("Luxco"), which is dated for reference as at May 9, 2017, a copy of which was filed as Exhibit 2.1 to the Company's Form 10-Q filed with the SEC on June 9, 2017, was amended by the Company, BHI and the Pacific Road Funds as set forth below.

All capitalized terms used herein shall have the meanings given in the SPA unless otherwise defined herein.

On July 26, 2017, pursuant to the Pre-Closing Reorganization (as set out in the SPA), Fund A, Fund B and Luxco assigned all of their common shares of Reno Creek Holdings Inc. ("RCHI") and all of their right title and interest in the SPA to the Pacific Road Funds.

The SPA has been amended as follows:

1.   Pursuant to section 2.2(b)(iii) of the SPA, BHI confirms its election to receive US$2,807 in lieu of the BHI NPI Royalty and BHI shall have no further right or entitlement to receive the BHI NPI Royalty;

2.   Notwithstanding section 5.4 of the SPA, the Selling Stockholders shall not cause or permit the Companies and AUC to complete the Approved Distribution;

3.   The parties acknowledge that the Reimbursable Expenses of AUC pursuant to section 5.10 of the SPA are in the amount of US$496,542.91 plus an amount equal to US$340,000, being the amount of a representation and warranty insurance policy to be obtained by UEC at or about Closing which is reimbursed by AUC to UEC;

4.   The parties acknowledge that AUC has aggregate cash on hand in the amount of US$1,247,123.01, such that, when combined with the aggregate Reimbursable Expenses, AUC would have been in a position to pay an Approved Distribution of US$1,743,665.92;

5.   In lieu of an Approved Distribution, the parties agree that the Acquisition Consideration payable by the Company shall be increased by an amount equal to US$1,743,665.92 as follows, which amounts shall be paid, and which Acquisition Shares shall be delivered, on the Closing Date:

(a)     the Company shall pay to the Pacific Road Funds an aggregate of US$882,358.55 by wire transfer as follows:

(i)     to Cayco 1: US$206,793.14;

(ii)     to Cayco 2: US$206,793.14;

(iii)     to Cayco 3: US$172,327.59;

(iv)     to Cayco 4: US$121,208.33; and

(v)     to RCUT: US$175,236.35;

(b)     the Company shall issue an aggregate of 578,738 additional Acquisition Shares to the Pacific Road Funds at the Deemed Issuance Price per Acquisition Share as follows:

(i)     to Cayco 1: 135,635 additional Acquisition Shares;

(ii)     to Cayco 2: 135,635 additional Acquisition Shares;

(iii)     to Cayco 3: 113,030 additional Acquisition Shares;

(iv)     to Cayco 4: 79,501 additional Acquisition Shares; and

(v)     to RCUT: 114,937 additional Acquisition Shares;

(c)     the Company shall pay to BHI an aggregate of US$24,764.46 by wire transfer; and

(d)     the Company shall issue an aggregate of 16,243 additional Acquisition Shares to BHI at the Deemed Issuance Price per Acquisition Share; and

6.   As a result of the foregoing, the aggregate Acquisition Consideration shall consist of the following:
Selling Stockholder	Acquisition Shares	Acquisition Warrants	NPI (%)	Cash (US$)
Cayco 1	3,416,732	2,578,005	0.117182%	US$206,793.14
Cayco 2	3,416,732	2,578,005	0.117182%	US$206,793.14
Cayco 3	2,847,277	2,148,337	0.097652%	US$172,327.59
Cayco 4	2,002,661	1,511,054	0.068684%	US$121,208.33
RCUT	2,895,336	2,184,599	0.099300%	US$175,236.35
BHI	409,170	308,728	-	US$27,571.46
TOTAL	14,987,908	11,308,728	0.5%	US$909,930.01

All other terms and conditions of the SPA, as amended by the Amendment, shall continue in full force and effect.

A copy of the Amendment is attached as Exhibit 2.1 hereto.

Section 2 - Financial Information

Item 2.01       Completion of Acquisition or Disposition of Assets

On August 9, 2017, the SPA, as amended, closed and the Company provided the following consideration for the acquisition of all of the outstanding shares of RCHI:

1.   issued an aggregate of 14,987,908 restricted shares of common stock in the capital of the Company (the "UEC Shares");

2.   issued an aggregate of 11,308,728 common stock purchase warrants (each, a "Warrant") with each Warrant entitling the holder to acquire one share of common stock of the Company (a "Warrant Share") at an exercise price of $2.30 per Warrant Share until August 9, 2022. The Warrants contain an accelerator clause which provides that, in the event that the closing price of UEC Shares on its principally traded exchange is equal to or greater than $4.00 per UEC Share for a period of 20 consecutive trading days, the Company may accelerate the expiry date of the Warrants to within 30 days of the date the holder receives an acceleration notice from the Company;

3.   a 0.5% NPI Royalty to the Pacific Road Funds; and

4.   cash in the aggregate amount of $909,930.01 as part of the Acquisition Consideration;

all to the Selling Stockholders as set out under paragraph 6 of Item 1.01 above.

As a result of the closing of the SPA, as amended, the Company now owns 100% of RCHI.

Pursuant to the SPA, the Company provided each of the Pacific Road Funds and BHI with registration rights respecting the UEC Shares and the Warrant Shares to be issued by the Company on the Closing Date and, accordingly, the Company now plans to file a Form S-3 selling shareholder registration with the SEC in order to register all such securities within approximately 30 calendar days from August 9, 2017.

Section 3 - Securities and Trading Markets

Item 3.02       Unregistered Sales of Equity Securities

As partial consideration for the Purchased Shares of RCHI under the SPA, as amended, as described in Item 1.01 and 2.01 of this Current Report on Form 8-K, on August 9, 2017, the Company issued 14,987,908 restricted shares of common stock and 11,308,728 common stock purchase warrants to the Selling Stockholders as set out under paragraph 6 of Item 1.01 above.

In connection with the issuance of the shares and warrants described above, the Company relied on the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Regulation S based on representations and warranties provided by the Pacific Road Funds and BHI in the SPA.

SECTION 8 - OTHER EVENTS

Item 8.01       Other Events

On August 10, 2017, the Company issued a news release announcing that it has completed the acquisition of the fully permitted Reno Creek in-situ recovery ("ISR") project located in the Powder River Basin, Wyoming.

A copy of the press release is attached as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits
Exhibit	Description
2.1*

Amending Agreement between Uranium Energy Corp., Bayswater Holdings Inc., Pacific Road Resources Reno Creek Cayco 1 Ltd., Pacific Road Resources Reno Creek Cayco 2 Ltd., Pacific Road Resources Reno Creek Cayco 3 Ltd., Pacific Road Resources Reno Creek Cayco 4 Ltd. and Reno Creek Unit Trust, dated August 7, 2017

99.1	News Release dated August 10, 2017

*	The schedule to the Amending Agreement has been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of the omitted schedule will be furnished supplementally to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.
DATE: August 11, 2017.	By: /s/ Pat Obara Pat Obara, Secretary, Treasurer, and Chief Financial Officer

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